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                                                                    Exhibit 99.1

November 20, 2000



Office of the Chief Accountant
SECPS Letter File
Securities and Exchange commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC  20549



Gentlemen:

     We have read the statements made by OCTuS, Inc. (Copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of November, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



Hollander, Lumer & Co., LLP
Successor to Hollander, Gilbert